Exhibit 99.2

FORT Robotics to Go Public via Business Combination with Newbury Street II Acquisition Corp to Advance the Safety of Physical AI

●	Creates the first publicly traded company dedicated principally to safe and scalable deployment of physical AI, as a universal safety layer across the robotics industry

●	Broad adoption across more than 600 customers globally, including robotics developers, robotics users, universities and governments. Customers include Agility Robotics, DoorDash, Cobot, Zoox, Textron, and Google DeepMind

●	Horizontal use across industries including humanoid robotics, warehousing, transportation, manufacturing, construction, agriculture, mining, energy, and defense

●	Rapidly accelerating commercial adoption, with revenue increasing 62% YoY in 2025

●	Received signed commitments to raise over $31 million of common equity in the form of both PIPE (Private Investment in Public Equity) and NRA (Non Redemption Agreement) investments from new and existing institutional investors, including Tiger Global, Prologis Ventures, and Mark Cuban

●	Strong partner network including the strategic collaboration recently announced with NVIDIA Halos for Robotics

●	Entering this transaction and becoming a public company positions FORT to capitalize on the rapid adoption of robotics and physical AI by accelerating product innovation, global commercial reach, M&A and strategic partnerships

●	Company to host a conference call at 8:30 a.m. ET today. Visit www.fortrobotics.com/investors for more information

PHILADELPHIA, PA and BOSTON, MA., August 18, 2026 — FORT Robotics, Inc. (“FORT” or the “Company”), a safety platform developing The Trust layer for Physical AI, and Newbury Street II Acquisition Corp (Nasdaq: NTWO) (“Newbury Street II”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination”) that will result in the combined company becoming a publicly traded company.

Upon closing of the Business Combination, the combined company will be named FORT Robotics Holdings, Inc. and is expected to be listed on the Nasdaq Stock Market (Nasdaq) under the new ticker symbol “FROB,” subject to regulatory approvals. The transaction values the combined company at a pro-forma enterprise value of $556.6 million (pre-money equity value of $500.0 million).

Building Trust in Physical AI

FORT Robotics was founded in 2018 and has since become a leading provider of safety solutions across the robotics industry, trusted by more than 600 customers including Agility Robotics, Google DeepMind, Cobot, Zoox, RIVR, Carnegie Robotics, Textron, Forterra, Genie, Ocado, Oxa, DoorDash and many others. The company is backed by investors including Tiger Global, Mark Cuban Companies, Prologis Ventures, and Five Eleven Partners and recently announced a strategic collaboration with NVIDIA as part of the Halos for Robotics ecosystem. The company grew out of founder and CEO Samuel Reeves’s previous company Humanistic Robotics, which built robots to clear landmines.

FORT’s leadership and board bring deep operating experience from across the robotics and industrial-automation landscape. The post-closing board of directors is expected to include Sally Miller, DHL Supply Chain Global CIO, Jennifer Vescio, former executive at Uber, Vijay Kumar, Dean of Engineering at the University of Pennsylvania, and Karl Iagnemma, CEO at Vecna Robotics

FORT’s Trust Layer serves as the foundational safety infrastructure for the next generation of physical AI, enabling autonomous machines from different manufacturers to operate safely alongside humans and within shared environments. The platform, which is backed by 25 patents and has been certified to meet Safety Integrity Level 3 per IEC 61508, is intentionally machine-and application-agnostic, designed to serve as a universal layer of trust across mixed-machine workspaces.

In May 2026, FORT expanded The Trust Layer through the acquisition of Mapless AI, a full-stack, safety-first teleoperation company, adding remote human-in-the-loop control and onboard active safety to FORT’s existing platform.

The Safety Imperative: Unlocking Potential for Robotics

“Physical AI will change the way we work in every industry, and this will be a game changer for workers, organizations and governments worldwide,” said Samuel Reeves, Founder and CEO of FORT Robotics. “However, these new machines come with a completely new and different risk profile, and that must be addressed before autonomous systems can scale. FORT’s mission is to ‘ensure robots cause no harm’ and we are dedicated to pioneering and building a shared framework for trust that robot manufacturers, integrators, end users, regulators, insurers, governments and any other interested party can rely on. How we trust physical AI will be one of the defining questions of our time and answering it will be a key enabler that will move these next generation machines from isolated pilot programs to real, scalable adoption.”

Thomas Bushey, CEO of Newbury Street II, added: “Newbury Street II is proud to partner with FORT, a category-defining platform addressing one of the world’s most complex infrastructure challenges. The robotics revolution is at an inflection point, and we believe FORT’s universal layer of trust can accelerate widespread adoption. We look forward to supporting Samuel and the team as they advance FORT’s horizontal platform for physical AI — as a public company, we believe FORT is well positioned to extend its leadership and create long-term shareholder value.”

Commenting on the commercial momentum of physical AI, Griffin Schroeder, Partner at Tiger Global, said: “As physical AI moves into core industrial infrastructure, safety is paramount. FORT has built a critical, machine-agnostic trust layer that enables enterprise autonomy to scale safely. We are excited to support Samuel and the FORT team as they build on their momentum and enter this next chapter.”

Key Financial & Operational Highlights

●	Strong Top-Line Momentum: FORT’s 2025 revenue compounded at a 62% year-over-year growth rate, including 91% growth among its mature enterprise accounts (customers spending more than $100,000 annually with FORT,) positioning FORT among the fastest-growing companies in the robotics safety category as the broader physical AI market scales.

●	High-Margin, Capital-Efficient Profile: Maintained resilient standalone gross margins of 66% in 2025 and 70% in 2024, with long-term margin expansion expected as premium software solutions scale. While revenue grew 62% in 2025, operating expenses grew at a much lower 19%, demonstrating the operational leverage inherent in the business. 2025 revenue per employee was $276,000, further demonstrating FORT’s ability to generate momentum while managing costs.

●	De-Risked Customer Ecosystem: Broad diversification across major enterprise verticals has materially reduced single-customer risk, driven by a 3.8x total growth in six-figure customers since 2021 with no single customer representing more than 9% of 2025 revenue.

●	Durable, Compounding Customer Base: Customer cohorts acquired as early as 2019 continue to generate revenue today, with pre-2025 cohorts contributing an estimated 68% of 2025 bookings. The platform is now deployed across more than 19,500 units globally, reflecting deep, sticky customer relationships and low churn central to the investment thesis. Cumulative customers have grown 2.6x and deployed units 3.7x since 2021, and the roughly two dozen mature enterprise accounts grew per-account spend by 27% year-over-year in 2025, reflective of a land-and-expand engine layered on top of the low-churn base.

Transaction Overview

The Business Combination values the combined company at an implied pro forma enterprise value of $556.6 million. The transaction is expected to deliver approximately $201 million in gross transaction proceeds, consisting of cash held in Newbury Street II’s trust account (assuming no redemptions by Newbury Street II’s public shareholders) including approximately $31 million of common equity in the form of both PIPE (Private Investment in Public Equity) and NRA investment from existing and new institutional investors. The Business Combination is expected to inject approximately $182 million in net cash directly to the balance sheet post-estimated transaction costs (assuming no redemptions by Newbury Street II’s public shareholders). Proceeds from the Business Combination are expected to accelerate product development (including next-generation safety intelligence, observability and cybersecurity software), scale global go-to-market and channel partner efforts, and support targeted, high-synergy tuck-in M&A opportunities.

Existing FORT shareholders will roll 100% of their equity into the Business Combination, retaining an estimated 67% majority ownership stake on an issued and outstanding basis in the combined company at closing, assuming no redemptions.

The boards of directors of both FORT and Newbury Street II have each unanimously approved the Business Combination, subject to, among other things, the approval by Newbury Street II’s shareholders of the Business Combination, the closing of the concurrent PIPE transaction, satisfaction of conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form S-4 and the proxy statement/prospectus, the receipt of certain regulatory approvals and approval by Nasdaq to list the securities of the combined company. The Business Combination is expected to close in the fourth quarter of 2026.

Conference Call Information

FORT and Newbury Street II will host an investor conference call to discuss the proposed transaction at 8:30 a.m. ET today, August 18, 2026. Interested parties may access a live webcast of the conference call by visiting https://app.webinar.net/YvJa2qE2Ey0. A replay of the call will also be made available at www.fortrobotics.com/investors and a transcript of the call will be filed with the Securities and Exchange Commission.

Advisors

BTIG LLC is serving as exclusive financial advisor and sole placement agent to Newbury Street II Acquisition Corp. Ellenoff Grossman & Schole LLP is serving as legal counsel to Newbury Street II Acquisition Corp. Evercore is serving as structuring advisor to FORT Robotics Inc. Fenwick & West LLP is serving as legal counsel to FORT Robotics, Inc. Loeb & Loeb LLP is acting as legal counsel to BTIG LLC. FINN Partners and Collected Strategies are serving as communications advisors.

About FORT Robotics Inc.

FORT Robotics is The Trust Layer for Physical AI, with the charter of making autonomous machines safe, secure, and reliable enough to deploy at scale alongside humans. Partnering with FORT gives robot manufacturers and end users the ability to certify safety, maximize efficiency, AND gain time to market speed.

Since its founding in 2018, FORT has become a leading provider of safety solutions across the robotics industry and used across warehousing, transportation, manufacturing, construction, agriculture, mining, energy, defense, and other industries. FORT has secured 25 patents and deployed more than 19,500 units to a global base of over 600 customers including Fortune 500 category leaders.

More information at www.fortrobotics.com

About Newbury Street II Acquisition Corp

Newbury Street II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Newbury Street II is led by Chief Executive Officer Thomas Bushey, former President of Ondas (NASDAQ: ONDS), a leading provider of private wireless networks and autonomous robotics platforms for industrial infrastructure.

Additional Information and Where to Find It

In connection with the Business Combination, Newbury Street II and the Company intend to file the Registration Statement on Form S-4, (as amended or supplemented from time to time, the “Registration Statement”), with the SEC, which will include a proxy statement to Newbury Street II shareholders and a prospectus for the registration of Newbury Street II’s securities to be issued in connection with the Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Newbury Street II’s shareholders and other interested persons are advised to read, the Registration Statement and other documents filed in connection with the Business Combination, as these materials will contain important information about the Company, Newbury Street II and the Business Combination. Shareholders may obtain a copy of the Registration Statement, once available, as well as other documents filed by Newbury Street II with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF NEWBURY STREET II ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

Newbury Street II, the Company, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Newbury Street II’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newbury Street II’s executive officers and directors in the solicitation by reading Newbury Street II’s filings with the SEC, including the final prospectus of Newbury Street II dated as of October 31, 2024 and filed by Newbury Street II with the SEC on November 1, 2024 (the “IPO Prospectus”). To the extent that holdings of Newbury Street II’s securities have changed from the amounts reported in the IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information concerning the interests of Newbury Street II’s and the Company’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company has based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the Company’s ability to commercialize new products, technologies and industry use cases; projections of development and commercialization costs and timelines; expectations regarding the Company’s ability to execute its business model and the expected financial benefits of such model; expectations regarding the Company’s ability to attract, retain and expand its customer base; the Company’s deployment of proceeds from capital raising transactions; its expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; the Company’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting its markets; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for the Company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company and Newbury Street II.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the Company or Newbury Street II’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Company historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Newbury Street II could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or Newbury Street II; failure to realize the anticipated benefits of the proposed transaction; the ability of Newbury Street II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Newbury Street II’s filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the (i) the IPO Prospectus, (ii) the annual report on Form 10-K filed by Newbury Street II with the SEC on March 6, 2026, (iii) the Registration Statement referenced above when available and other documents filed by Newbury Street II and the Company from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Newbury Street II nor the Company presently knows, or that Newbury Street II and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Newbury Street II’s or the Company’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Newbury Street II’s or the Company’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Newbury Street II or the Company will, or may, generate going forward. None of the parties nor any of their representatives gives any assurance that any of Newbury Street II, Company, or the combined company will achieve its expectations.

Media Contact

Scott Bisang / David Feldman
FORT-CS@collectedstrategies.com

Investor Relations Contact

Greg Jawski

fortrobotics-investors@finnpartners.com